Subsequent Events	2 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to March 22, 2021, the date that the financial statements were available to be issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

In January 2021, the Sponsor transferred 25,000 Founder Shares to each of the Company’s then-director nominees, for a total of 75,000 Founder Shares transferred.

On January 22, 2021, the Company effected a stock dividend of 11,500,000 shares with respect to the Founder Shares and on March 18, 2021, the Company effected a stock dividend of 2,875,000 shares with respect to the Founder Shares, resulting in an aggregate of 17,250,000 Founder Shares outstanding. All share and per-share amounts have been retroactively restated to reflect the stock dividends.

As of March 22, 2021, the Company had borrowed an aggregate of $300,000 under the Promissory Note.

On March 18, 2021, the Company entered into a forward purchase agreement pursuant to which the forward purchase investors will agree to subscribe for an aggregate of up to 10,000,000 units, at a purchase price of $10.00 per unit, or up to $100,000,000 in the aggregate, in a private placement to close substantially concurrently with the closing of our initial business combination. The forward purchase investors will determine in their sole discretion the specific number of forward purchase units they will purchase, if any, pursuant to the forward purchase agreement. Each forward purchase unit will consist of one share of Class A common stock and one-fifth of one redeemable warrant. The terms of the forward purchase units will generally be identical to theterms of the units being issued in this offering.